Exhibit 10.105
Execution Version

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential.
Double asterisks denote omissions.

SECOND AMENDMENT TO AGREEMENT FOR THE PROVISION OF A LOAN FACILITY
This SECOND AMENDMENT TO AGREEMENT FOR THE PROVISION OF A LOAN FACILITY (the “Amendment”), dated as of February 3, 2025 (the “Amendment Effective Date”), is made by and between KREOS CAPITAL VII (UK) LIMITED, a company incorporated in England and Wales under registration number 13611522 whose registered office is at 8 Sackville Street, London, WS1 3DG, as a Lender (the “Lender” and "Lender Representative", which expression shall include its permitted successors and permitted assigns), and AKEBIA THERAPEUTICS, INC., a Delaware corporation (the “Borrower” and "Borrower Representative"), and amends that certain AGREEMENT FOR THE PROVISION OF A LOAN FACILITY dated as of January 29, 2024 (as amended by that certain First Amendment to Agreement for the Provision of a Loan Facility, dated as of July 10, 2024, the “Existing Loan Agreement”) by and between the Lender Representative and the Borrower Representative and the other parties thereto from time to time. The Existing Loan Agreement as amended by this Amendment is hereinafter referred to as the “Loan Agreement”. Capitalized terms used in this Amendment without definition shall have the meanings ascribed to such terms in the Loan Agreement.
WHEREAS, the Borrower Representative and the Lender Representative are party to the Existing Loan Agreement which provides for, among other things, (A) a Loan under Tranche C to be made to the Borrower Representative on the terms and conditions contained in the Existing Loan Agreement, including that the Expiry Date of Tranche C was December 31, 2024 (the “Original Expiry Date”) and (B) a Transaction Fee in respect of Tranche C in an amount equal to [**]% of the aggregate committed amount of Tranche C, [**]% of which was paid on the Closing Date and the remaining [**]% of which (such remaining amount, the “Tranche C Funding Fee”) is payable on the earliest to occur of (i) the date Tranche C is funded, (ii) the date that the commitments in respect of Tranche C are terminated or cancelled and (iii) the date on which the availability period of Tranche C terminates;
WHEREAS, the Borrower Representative has requested the Lender Representative to amend the Loan Agreement to provide for an extension of the Expiry Date for Tranche C to February 3, 2025; and
WHEREAS, the Lender Representative has agreed to provide such extension on the terms and subject to the conditions hereof.
NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Borrower Representative and the Lender Representative hereby agree as follows:
1.Amendments.
a.The Existing Loan Agreement is hereby amended by deleting “December 31, 2024” appearing next to “Tranche C” in the Expiry Date portion of the Loan Facility Terms, and replacing it with “February 3, 2025.”
b.The Existing Loan Agreement is hereby amended by deleting Clause 6.2 and replacing it with the following:
“Interest on the principal amount of each Tranche from time to time shall accrue from day to day at a rate of Adjusted Term SOFR plus six point seven five per cent (6.75% per annum) (the “Applicable Interest Rate”), from the applicable Drawdown Date until the repayment in full of such Loan; provided that the all-in interest rate shall not exceed 15.00% per annum. Notwithstanding the foregoing, to the extent a Loan is funded by the Lender to the Borrower under Tranche C (such Loan, the “Tranche C Loan”), interest on the Tranche C Loan shall accrue commencing on December 31, 2024 (notwithstanding that such Tranche C Loan will not be advanced until on or about February 3, 2025), as if such Tranche C Loan were advanced on December 31, 2024, and accordingly, the first interest payment in respect of the Tranche C Loan (which shall be comprised of the accrued and unpaid interest from December 31, 2024 through (but excluding) the Drawdown Date for such Tranche C Loan) shall be paid by Borrower at the time of the disbursement of such Tranche C Loan, by way of deduction by the Lender Representative from the principal amount advanced; such interest payment is intended to compensate Lender Representative for delayed funding, and shall not constitute a penalty. Interest on the Loan and each part thereof shall be paid to the Lender Representative on each Monthly Repayment Date in the Contractual Currency in the amounts to be specified in the Repayment Schedule.”
c.Notwithstanding anything in the Existing Loan Agreement or the Loan Agreement to the contrary (including Section 3.2.1 or Section 3.5.3(i) thereof), the Lender hereby agrees that the executed Drawdown Notice in respect of Tranche C may be delivered to the Lender [**] prior to the date of funding of Tranche C.

d.The parties hereto hereby agree that the Tranche C Funding Fee shall be due and payable on the Drawdown Date for the Tranche C Loan (and for the avoidance of doubt and notwithstanding anything in the Existing Loan Agreement or the Loan Agreement to the contrary, no Default or Event of Default resulted from the Tranche C Funding Fee not being paid by the Borrower on the Original Expiry Date).

e.All references in the Loan Documents to the Loan Agreement shall henceforth include references to the Existing Loan Agreement, as modified and amended by this Amendment, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.
f.Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

2.Conditions Precedent. This Amendment shall not be effective unless and until:
a.Lender Representative receives fully executed counterparts of this Amendment signed by Borrower Representative;
b.Borrower Representative shall have delivered, or caused to be delivered, in each case, in form and substance reasonably satisfactory to Lender Representative:
i.to Kreos Capital VII Aggregator SCSp, a duly executed Tranche C Warrant (as defined in the Warrant Agreement, dated as of January 29, 2024, by and among the Borrower and Kreos Capital VII Aggregator SCSp); and

ii.to Lender Representative, a duly executed Drawdown Notice for the Tranche C Loan in the principal amount of $10,000,000, as required by the Loan Agreement;
c.Immediately after giving effect to this Amendment, the representations and warranties in Section 4 of this Amendment shall be true and correct in all material respects (without duplication of any materiality qualifiers therein) as of the Amendment Effective Date with the same effect as though made as of such date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualifiers therein) as of such earlier date);

d.Immediately after giving effect to this Amendment, no Default or Event of Default exists; and

e.Borrower Representative shall have paid all fees, costs and expenses required to be paid by it under the Loan Documents as of the Amendment Effective Date (including all fees, charges and disbursements of counsel to Lender Representative in connection with this Amendment) to the extent invoiced on or before [**] prior to the Amendment Effective Date.
3.Ratifications. Borrower Representative (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment; (b) ratifies and confirms that all guaranties and liens granted to the Lender Representative under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee and secure, as applicable, full payment and performance of all present and future obligations under the Loan Documents; and (c) subject to the Perfection Exceptions and any other exceptions, thresholds, limitations and deadlines contained in the other Loan Documents, agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as the Lender Representative may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Security Interests.
4.Representations. Borrower Representative hereby represents and warrants to the Lender Representative that as of the date of this Amendment:
a.the Borrower Representative has the corporate capacity, and has taken all corporate action and obtained all corporate consents, necessary for it to execute this Amendment and perform its obligations hereunder;
b.this Amendment will, upon execution and delivery thereof by all parties hereto, constitute the Borrower Representative’s legal, valid and binding obligation enforceable against the Borrower Representative in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law);
c.the execution and delivery of this Amendment by the Borrower Representative does not violate (i) any applicable material law or other material legal or regulatory requirement or (ii) its organizational documents;
d.all representations and warranties in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifiers therein) as of the Amendment Effective Date with the same effect as though made as of such date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualifiers therein) as of such earlier date); and
e.immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5.Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Loan Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms. Without limitation of the foregoing or Section 2(e), all unpaid legal fees of Lender Representative in connection with this Amendment and the transactions contemplated hereby shall be paid by the Borrower, to the extent required by and in accordance with the terms of Section 10.3.1 of the Loan Agreement.
6.Post Amendment Effective Date Covenant.
a.On or before the [**] following the Amendment Effective Date (or such later time period as the Lender Representative may agree in its reasonable discretion), the Borrower Representative shall have delivered a supplemental Perfection Certificate to the Lender Representative.

7.Loan Documents. This Amendment constitutes a Loan Document.
8.Parties. This Amendment binds and inures to the benefit of the Loan Parties and the Lender Representative and their respective permitted successors and permitted assigns.
9.RELEASE. BORROWER REPRESENTATIVE AND EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT, AS OF THE DATE HEREOF, SUBJECT TO APPLICABLE LAW, THE OBLIGATIONS UNDER THE LOAN AGREEMENT AND UNDER THE OTHER LOAN DOCUMENTS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RESCISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY SUCH OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER REPRESENTATIVE. BORROWER REPRESENTATIVE AND EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER REPRESENTATIVE, AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER ARISING FROM OR UNDER THE LOAN DOCUMENTS, AND THE TRANSACTION EVIDENCED THEREBY, [**], FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR PRIOR TO THE DATE HEREOF WHICH BORROWER REPRESENTATIVE AND/OR ANY SUBSIDIARY GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING, OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.

10.Incorporation by Reference. Clauses 2, 15.1, 15.3, 15.15, 15.17, 15.18, 15.21, 15.22, 15.23, 15.24, 15.25 and 15.26 of the Loan Agreement are hereby incorporated by reference mutatis mutandis.

11.Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER AND BORROWER REPRESENTATIVE
AKEBIA THERAPEUTICS, INC.

By: _/s/ John P. Butler____________
Name: __ John P. Butler __________
Title: ___President and CEO________

Acknowledged and Agreed
SUBSIDIARY GUARANTORS
KERYX BIOPHARMACEUTICALS, INC.

By: _/s/ John P. Butler____________
Name: __ John P. Butler __________
Title: ___President and CEO________

LENDER AND LENDER REPRESENTATIVE
KREOS CAPITAL VII (UK) LIMITED

By: __/s/ Aris Constantinides_______
Name: _ Aris Constantinides ______
Title: __Director_________________

[Signature Page to Second Amendment]